                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) DECEMBER 30, 1998
                                                 -----------------


                            UNITED BANKSHARES, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


     WEST VIRGINIA                     0-13322           55-0641179
---------------------------------  -----------   ------------------
(State or other jurisdiction of    (Commission   (I.R.S. Employer
 incorporation or organization)    File No.)     Identification No.)


     300 UNITED CENTER
     500 VIRGINIA STREET, EAST
     CHARLESTON, WEST VIRGINIA                          25301
     -------------------------                          -----
 (Address of principal executive offices)              Zip Code


                                (304) 424-8761
                                --------------
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
                                --------------
            (Former name or address, if changed since last report)
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ITEM 5.  OTHER EVENTS
---------------------


     On December 30, 1998, United Bankshares, Inc. announced a revision to its fourth quarter 1998 earnings estimate.

  A copy of the press release is filed as Exhibit 99.1 to this report.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------


(c)  Exhibits
     --------

     99.1 Press release dated December 30, 1998 announcing a revision to estimated fourth quarter 1998 earnings for United Bankshares, Inc.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED BANKSHARES, INC.


Date December 30, 1998                 By   /s/ Steven E. Wilson
    ---------------------                  -------------------------------------
                                           Steven E. Wilson
                                           Its Executive Vice President,
                                           Secretary and Chief Financial Officer

                                       4